UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-12

CHANTICLEER HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

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Chanticleer Holdings, Inc.

7621 Little Avenue, Suite 414, Charlotte, North Carolina 28226

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE
HELD ON SEPTEMBER 15, 2016

Dear Stockholder:

Notice is hereby given that the 2016 Annual Meeting of Stockholders of Chanticleer Holdings, Inc. (“we”, “us” or the “Company”), will be held at 9:00 a.m. EDT, on Thursday, September 15, 2016 at the Company’s principal executive offices, 7621 Little Avenue, Suite 414, Charlotte, North Carolina 28226, to conduct the following items of business:

1.	To elect Michael D. Pruitt, Michael Carroll, Keith Johnson, Paul I. Moskowitz and Russell “Rusty” Page to serve a one-year term until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification.

2.	To approve, on an advisory basis, the compensation of our Named Executive Officers (as defined in the Proxy Statement).

3.	To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

4.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

All of the above matters are more fully described in the accompanying Proxy Statement.

All holders of record of our common stock as of 5:00 p.m. EDT on July 27, 2016, the record date, are entitled to notice of and to vote at this meeting and any adjournments or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection during the ten days prior to the Annual Meeting, during ordinary business hours, at Chanticleer Holdings’ principal offices as well as at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy card.

Whether or not you plan to attend the Annual Meeting, please cast your vote as instructed under “Voting Procedures” in the Proxy Statement as promptly as possible. You may vote over the Internet or by telephone as instructed on the Notice or by mailing in your paper proxy card if you received one. If you did not receive a paper proxy card, you may request a paper proxy card to submit your vote by mail, if you prefer.

By Order of the Board of Directors,

/s/ Michael D. Pruitt
Michael D. Pruitt
Chairman, President and Chief Executive Officer

/s/ Michelle Arcidiacono
Michelle Arcidiacono
Secretary

Charlotte, NC	August 1, 2016

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on September 15, 2016

The Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2015 are available on the Internet at https://www.iproxydirect.com/HOTR

Whether or not you intend to be present at the meeting, please vote your shares over the Internet or by telephone by following the instructions set forth on the Notice or the proxy card mailed to you or by mailing in a completed proxy card.

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CHANTICLEER HOLDINGS, INC.

7621 Little Avenue, Suite 414
Charlotte, NC 28226

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO
BE HELD ON SEPTEMBER 15, 2016

Proceedural Information

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Chanticleer Holdings, Inc. (hereinafter referred to as “we”, “us”, “Company” or “Chanticleer”), for the Annual Meeting of Stockholders of the Company to be held at 9:00 a.m. Eastern Daylight Time on Thursday, September 15, 2016 at our principal executive offices, 7621 Little Avenue, Suite 414, Charlotte, NC 28226.

The Notice of Annual Meeting, Proxy Statement, and form of proxy are first being provided to our stockholders on or about August 1, 2016.

All stockholders are cordially invited to attend the Annual Meeting in person.

At the annual meeting, stockholders will be asked to vote on three proposals and to transact any business that properly comes before the annual meeting or any adjournments or postponements thereof.

Notice Regarding the Availability of Proxy Materials

We have adopted the “notice and access” rule of the U.S. Securities and Exchange Commission (the “SEC”). As a result, we furnish proxy materials primarily via the Internet instead of mailing a printed copy of the proxy materials. Stockholders will receive a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail which provides the website and other information on how to access and review the Proxy Statement and proxy materials over the Internet. The Notice will be mailed on or about August 1, 2016.

As of the date of the mailing of the Notice, stockholders will be able to access all of the proxy materials over the Internet as instructed in the Notice. The proxy materials will be available free of charge. The materials on the site are searchable, readable and printable and the site does not have “cookies” or other tracking devices that identify visitors. The Notice will provide instructions on how to vote over the Internet or by phone.

If you received a Notice and would like to receive a printed copy of our proxy materials, free of charge, you should follow the instructions for requesting such materials included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive access to these materials electronically unless you elect otherwise.

Record Date and Voting Rights

Only stockholders of record at the close of business on July 27, 2016 (the “Record Date”) are entitled to vote at the Annual Meeting. As of the close of business on the Record Date, we had 21,957,147 shares of common stock issued and outstanding and held by 190 registered stockholders of record. Each share of common stock outstanding on the Record Date entitles the holder thereof to one vote.

If your shares are registered in the name of a bank or brokerage firm (each, a “record holder”), you will receive instructions from your bank or brokerage firm that must be followed in order for the record holder to vote the shares per your instructions. You may not vote these shares in person at the annual meeting unless you obtain a “legal proxy” from your bank or brokerage firm that holds your shares.

Voting Procedures

If you are a stockholder of record as of the Record Date, you may vote your shares over the Internet or by telephone by following the instructions set forth on the Notice or the proxy card mailed to you or by mailing in a completed proxy card. Your shares will be voted at the Annual Meeting in the manner you direct. The Internet voting procedures are designed to authenticate each stockholder’s identity and to allow stockholders to vote their shares and confirm that their voting instructions have been properly recorded. If you vote via the Internet, you do not need to return your proxy card. Stockholders voting via the Internet should understand that there may be costs associated with voting in these manners, such as usage charges from Internet service providers, which must be borne by the stockholder.

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Votes submitted by mail, telephone, or via the Internet must be received by 11:59 p.m., Eastern Daylight Time, on September 14, 2016. Submitting your vote by mail, telephone, or via the Internet will not affect your right to vote in person should you decide to attend the Annual Meeting.

If your shares are registered in the name of a bank or brokerage firm, you will receive instructions from your bank or brokerage firm that must be followed in order for the record holder to vote the shares per your instructions. Banks and brokerage firms have a process for their beneficial holders to provide instructions via the Internet or over the phone, as well as instructions for requesting a hard copy of the proxy materials and proxy card.

Quorum

Our bylaws provide that the holders of a majority of the common stock issued and outstanding and entitled to vote at the meeting, whether present in person or represented by proxy, shall constitute a quorum at the annual meeting.

Broker Non-Votes

Brokers that are members of certain securities exchanges and that hold shares of our common stock in street name on behalf of beneficial owners have authority to vote on certain items when they have not received instructions from beneficial owners. Under the applicable rules governing such brokers, the proposal to ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm is considered a “discretionary” item. This means that brokers may vote using their discretion on this proposal on behalf of beneficial owners who have not furnished voting instructions. In contrast, certain items are considered “non-discretionary”, and a “broker non-vote” occurs when brokers do not receive voting instructions from beneficial owners with respect to such items because the brokers are not entitled to vote such uninstructed shares. The proposal to elect directors and approve the compensation of our Named Executive Officers are each considered “non-discretionary”, which means that brokers cannot vote your uninstructed shares when they do not receive voting instructions from you.

If your shares are held of record by a bank, broker, or other nominee, we urge you to give instructions to your bank, broker, or other nominee as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.

Voting Requirements

With respect to the election of directors, assuming a quorum is present, the affirmative vote of a plurality of the votes cast by holders of our common stock present in person or represented by proxy at the annual meeting and entitled to vote on the matter is required to elect each nominee. With respect to the proposals to approve the compensation of our Named Executive Officers and to ratify the appointment of our independent registered public accounting firm, assuming a quorum is present, the affirmative vote of a majority of the votes cast by the holders of our common stock present in person or represented by proxy at the annual meeting and entitled to vote on the matter is required to approve each proposal. The approval to approve the compensation of our Named Executive Officers is, however, non-binding and advisory. For purposes of the votes on election of directors and compensation of our Named Executive Officers, abstentions and broker non-votes will not be counted and, therefore, will have no impact on the outcome on each proposal. The vote to ratify the appointment of our independent registered public accounting firm is discretionary. Abstentions will not be counted; however, brokers may vote your uninstructed shares.

Solicitation of Proxies

Chanticleer Holdings will pay the costs of soliciting proxies. In addition to the use of mail, proxies may be solicited by personal or telephone conversation, facsimile, electronic communication, posting on the Company’s website, http://www.chanticleerholdings.com, and by the directors, officers, and employees of Chanticleer Holdings, for which they will not receive additional compensation. The Company may reimburse brokerage firms and other owners representing beneficial owners of shares for their reasonable expenses in forwarding solicitation materials to such beneficial owners.

Proxies and ballots will be received and tabulated by the inspector of election for the Annual Meeting. The inspector of election will treat shares of common stock represented by a properly signed and returned proxy as present at the meeting for purposes of determining a quorum, whether or not the proxy is marked as casting a vote or abstaining or withholding on any or all matters.

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be reported in a Current Report on Form 8-K, which will be filed with the SEC within four business days after the annual meeting. If our final voting results are not available within four business days of the annual meeting, we will file a Current Report on Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the Current Report on Form 8-K within four business days after the final voting results are known to us.

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Revocation of Proxies

If you return your signed proxy card but do not specify how you want to vote your shares, the proxies will vote your shares in the manner recommended by the Board on all matters in this Proxy Statement and as they may determine in their discretion with respect to any other matters properly presented for a vote at the annual meeting.

A proxy may be revoked at any time before it is voted by (i) delivering a written notice of revocation to Secretary, Chanticleer Holdings, Inc., 7621 Little Avenue, Suite 414, Charlotte, NC 28226, (ii) subsequently submitting a duly executed proxy bearing a later date than that of the previously submitted proxy (including by submission over the Internet), or (iii) attending the Annual Meeting and voting in person. Attending the Annual Meeting without voting will not revoke your previously submitted proxy.

Stockholder Advisory Votes

The current frequency of stockholder advisory votes on executive compensation is annually.

Proposal 1: Election of Directors

Under our bylaws, the Board consists of no less than five members, as determined by the Board or the stockholders from time to time. As of the date hereof, the Board consists of five members. Each director is elected annually to serve for a one-year term and until his successor is duly elected and qualified or until his death, resignation, removal, or disqualification. All nominees presently serve as directors. Each director who is standing for re-election was elected to serve by the stockholders at our last regularly scheduled annual meeting. There are no family relationships among any of our directors or officers. We intend that the proxy holders will vote properly returned proxies to elect the five nominees listed below as directors, unless the authority to vote is withheld.

The names of the nominees for election to the Board and biographical information follow:

Michael D. Pruitt	Age: 55	Chairman, President and CEO since June 2005

Michael Pruitt founded Avenel Financial Group, a boutique financial services firm concentrating on emerging technology company investments, in 1999. In 2001, he formed Avenel Ventures, a technology investment and private venture capital firm. In February 2005, Mr. Pruitt formed Chanticleer Holdings, Inc., which commenced operations in June 2005 with him as Chairman of the Board of Directors and President, roles he continues to serve today. In January 2011, Mr. Pruitt became a director of the board of Hooters of America, LLC. Mr. Pruitt received a Bachelor of Arts degree from Coastal Carolina University in Conway, South Carolina, where he sits on the Board of Visitors of the E. Craig Wall Sr. College of Business Administration, the Coastal Education Foundation Board, and the Athletic Committee of the Board of Trustees.

Michael Carroll	Age: 67	Board Member since June 2005

Michael Carroll owns and operates a sales and training consulting firm based in Richmond, Virginia. Mr. Carroll also served as a director for OneTravel Holdings, Inc., formerly RCG Companies Incorporated, from January of 2004 until February 2005. He previously spent 22 years in the distribution business, 19 of which were in computer products distribution. He holds a Bachelor’s Degree in Business Management from The College of William & Mary in Williamsburg, Virginia, and a Master’s Degree in Business Administration from Virginia Commonwealth University. Mr. Carroll has served on our Board of Directors since June 2005 and currently is a member of our Audit and Compensation committees. Mr. Carroll was asked to serve as a director based in part on his significant experience in the distribution business, as well as his general proven success in business.

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Keith Johnson	Age: 57	Board Member since November 2007

Keith Johnson is the Chief Financial Officer of Watertech Equipment & Sales. He served as the Manager of Business Development for Hudson Technologies from November 2012 through September 2013. From August 2010 through November 2012, Mr. Johnson was President of Efficiency Technologies, Inc., the wholly owned operating subsidiary of Efftec International, Inc. He was the President and Chief Executive Officer of YRT² (Your Residential Technology Team) in Charlotte, North Carolina, since 2004. Mr. Johnson has a BS in accounting from Fairfield University in Fairfield, Connecticut. Mr. Johnson has served on our Board of Directors since April 2007 and currently is the chair of our Audit Committee and a member of our Compensation Committee. Mr. Johnson was asked to serve as director based in part on his financial expertise and general proven success in business.

Paul I. Moskowitz	Age: 58	Board Member since April 2007

Paul Moskowitz is a Phi Beta Kappa graduate of Vassar College and Cardozo Law School. Mr. Moskowitz was a co-founder and partner of Jacobs and Moskowitz, a New York law firm specializing in corporate and real estate law. He became affiliated with The World Travel Specialist Group/The Lawyers’ Travel Service (“WTSG/LTS”) in 1988 and served as corporate counsel, representing the travel agency network in legal, real estate, and other business activities. In 1989, he joined WTSG/LTS full time as President and Chief Operating Officer until March 2003, with his primary responsibilities including day-to-day operations, which encompassed WTSG/LTS’ airline relationships and sales and marketing. Mr. Moskowitz led the growth of WTSG/LTS to one of the top 20 U.S. travel management firms with more than 90 offices throughout the U.S. Mr. Moskowitz is currently engaged as a consultant for another travel organization. Mr. Moskowitz has served on our Board of Directors since April 2007 and currently is a member of our Compensation and Disclosure Committees. Mr. Moskowitz was asked to serve as a director based in part on his significant legal experience and general proven success in business.

Russell (“Rusty”) Page	Age: 72	Board Member since January 2013

Rusty Page is a Senior Vice President of Business Development with Paragon Bank. He is a 35-year investor relations executive and is the founder and principal of Rusty Page & Company, a unique equity marketing and investor relations consulting firm. He sat on the Board of Directors of The Diamond Hill Financial Trends Fund until 2013. Mr. Page previously served as Senior Managing Director of The NASDAQ Stock Market, as well as Senior Vice President and Equity Marketing Executive for NationsBank Corporation, the predecessor of Bank of America. Mr. Page has served on our Board of Directors since January 2013 and currently is a member of our Audit Committee. Mr. Page was asked to serve as a director based in part on his significant investor relations knowledge, board membership experience, and familiarity with The NASDAQ Stock Market.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” the ELECTION OF THE NOMINEES LISTED ABOVE.

Corporate Governance

Board Purpose and Responsibilities

The business of Chanticleer is managed under the direction of its Board. The Board represents and acts on behalf of all stockholders and the Company. The Board is responsible for establishing and helping the Company achieve its business objectives through oversight, review, and counsel. The Board’s responsibilities include, among other things:

●	Approving and monitoring critical business and financial strategies;

●	Accessing major risks facing the Company and options for mitigation;

●	Approving and monitoring major corporate actions;

●	Overseeing processes designed to ensure the Company and its employees’ compliance with applicable laws and regulations and the Company’s Code of Ethics;

●	Overseeing processes designed to ensure the accuracy and completeness of the Company’s financial statements;

●	Monitoring the effectiveness of our internal controls;

●	Selecting, evaluating, and setting proper compensation for the chief executive officer and other executive officers upon the recommendation of the Compensation Committee; and

●	Reviewing the recommendations of management for, and electing, our executive officers.

Director Independence

In accordance with the listing standards of The NASDAQ Stock Market LLC (“NASDAQ”), the Board must consist of a majority of independent directors. The Board performed a review to determine the independence of its members and made a subjective determination as to each of these independent directors that no transactions, relationships, or arrangements exist that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board considered several factors including the purchase or sales of goods and/or services between the Company and an entity with which a director is affiliated, and reviewed information provided by the directors and our management with regard to each director’s business and personal activities as they may relate to us and our management. As a result of this review, the Board determined that Messrs. Carroll, Johnson, Moskowitz and Page are “independent directors” as defined under NASDAQ rules.

Audit Committee

We have a separately designated standing audit committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is currently made up of Messrs. Johnson (Chairman), Carroll and Page. The Board has determined that Mr. Johnson meets the requirements of an audit committee financial expert and he serves as Chairman of the Audit Committee. All members are independent pursuant to applicable SEC rules and regulations and NASDAQ listing standards. The Audit Committee met four times in 2014. The Audit Committee is governed by a written charter approved by the Board, which is available on our website at www.chanticleerholdings.com under the “Investors - Corporate Governance” tabs.

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The primary responsibility of the Audit Committee is to oversee our financial reporting process on behalf of the Board and report the result of its activities to the Board. Such responsibilities include, but are not limited to, the selection and, if necessary, the replacement of our independent auditors and review and discussion with such independent auditors of (i) the overall scope and plans for the audit, (ii) the adequacy and effectiveness of the accounting and financial controls, including our system to monitor and manage business risks, and legal and ethical programs, and (iii) the results of the annual audit, including the financial statements to be included in our Annual Report on Form 10-K (“Annual Report”).

Report of Audit Committee

The Audit Committee assists the Board with fulfilling its oversight responsibility regarding the quality and integrity of our accounting, auditing, and financial reporting practices. In performing its oversight responsibilities regarding the audit process, the Audit Committee:

●	Reviewed and discussed the audited financial statements with management;

●	Discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board; and

●	Received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with the independent accountant the independent accountant’s independence.

Based on the review and discussions referred to in these three items, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as filed with the SEC.

Members of the Audit Committee

Keith Johnson (Chairman)
Michael Carroll
Russell Page

Compensation Committee

We have a separately-designated standing Compensation Committee, established in accordance with SEC rules and regulations and NASDAQ listing standards, which is currently made up of Messrs. Carroll (Chairman), Johnson, and Moskowitz. The Board designates which directors will serve as the members of the compensation committee. All members are independent pursuant to applicable SEC rules and regulations and NASDAQ listing standards. Also, the Board has determined that each such member meets the requirements of a “non-employee director” under Rule 16b-3 under the Exchange Act and meets the requirements of an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee met during board meetings held in 2015. The Compensation Committee is governed by a written charter approved by the Board, which is available on our website at www.chanticleerholdings.com under the “Investors - Corporate Governance” tabs.

The responsibilities of the Compensation Committee include overseeing the evaluation of executive officers (including the Chief Executive Officer) of the Company, determining the compensation of executive officers of the Company, and overseeing the management of risks associated therewith. The Compensation Committee determines and approves the Chief Executive Officer’s compensation. The Compensation Committee also administers our equity-based plans and makes recommendations to the Board with respect to actions that are subject to approval of the Board regarding such plans. The Compensation Committee also reviews and makes recommendations to the Board with respect to the compensation of directors. The Compensation Committee monitors the risks associated with our compensation policies and practices as contemplated by Item 402(s) of Regulation S-K. In setting 2015 compensation, the Compensation Committee did not retain a compensation consultant.

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Nominating Committee

We currently do not have a standing nominating committee. Board nominees are selected or recommended for the Board’s selection by independent directors constituting a majority of the board’s independent directors in a vote in which only the independent directors participate.

Procedures for Director Nominations

Members of the Board are expected to collectively possess a broad range of skills, industry and other knowledge and expertise, and business and other experience useful for the effective oversight of our business. The Board’s independent directors are responsible for identifying, screening, and recommending to the Board qualified candidates for membership. The Board has authority to retain and approve the compensation of search firms to be used, if any, to identify director candidates. All candidates must meet the minimum qualifications and other criteria established from time to time by the Board.

In considering possible candidates for election as a director, the Board is guided by the following principles: (a) each director should be an individual of the highest character and integrity; (b) each director should have substantial experience which is of particular relevance to the Company; (c) each director should have sufficient time available to devote to the affairs of the Company; and (d) each director should represent the best interests of the stockholders as a whole rather than special interest groups.

We also consider a candidate’s (a) economic, technical, scientific, academic, financial, and other expertise, skills, knowledge and achievements useful to the oversight of our business; (b) ability to be found suitable by all regulatory agencies; (c) diversity of viewpoints, background, and experience; and (d) ability to join with the other Board members in building a Board that is effective, collegial, and responsive to our needs as well as those of our stockholders.

The Board’s independent directors will consider stockholder recommendations from Board members, stockholders, and third parties for candidates for the Board using the same criteria described above. Once candidates have been identified, the Board’s independent directors will determine whether such candidates meet the minimum qualifications for director nominees established in the charter and under applicable laws, rules, or regulations and make a recommendation to the full Board. The full Board, taking into consideration the recommendations of the Board’s independent directors, is responsible for selecting the nominees for director and for appointing directors to fill vacancies.

Stockholders may submit nominees for our consideration. When submitting a nomination to us, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name and address; age; principal occupation during the past five years; current directorships on publicly held companies and registered investment companies; and number of shares of our common stock owned, if any. In addition, under our bylaws, a stockholder’s written notice regarding a proposed nominee must include (in addition to any information required by applicable law or the Board): (i) the name and address of the stockholder who intends to present the proposal and the beneficial owner, if any, on whose behalf the proposal is made; (ii) the number of shares of each class of capital stock owned by the stockholder and such beneficial owner; (iii) a description of the business proposed to be introduced to the stockholders; (iv) any material interest, direct or indirect, which the stockholder or beneficial owner may have in the business described in the notice; (v) a representation that the stockholder is a holder of record of shares of Chanticleer Holdings, Inc. entitled to vote at the annual meeting and intends to appear in person or by proxy at the annual meeting to present the proposal; and (vi) a consent signed by each nominee to serve as a director if elected. Certain specific notice deadlines also apply with respect to submitting director nominees. See “Proposals for 2017 Annual Meeting”.

No candidates for director nominations were submitted to the Board by any stockholder in connection with the annual meeting.

Code of Ethics

The Board adopted a Code of Ethics for all officers or persons performing similar functions, which was effective May 23, 2005 and was filed as Exhibit 14 to our Annual Report on Form 10-K/A dated December 31, 2007. The Code of Ethics and other governance documents require that Chanticleer’s executive officers affirmatively agree to:

●	Engage in honest and ethical conduct;

●	Avoid conflicts of interest;

●	Take all reasonable measures to protect the confidentiality of non-public information about Chanticleer and its investors;

●	Produce full, accurate, timely and understandable disclosure in reports filed by the SEC;

●	Comply with any applicable governmental laws, regulations; and

●	Report any possible violation of the Code to our chief financial officer.

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A copy of the Code of Ethics is available on our website at www.chanticleerholdings.com under the “Investors - Corporate Governance” tabs and will be furnished to any stockholder without charge upon written request. Such requests should be sent to Secretary, Chanticleer Holdings, Inc., 7621 Little Avenue, Suite 414, Charlotte, NC 28226. If the Company amends or waives the Code of Ethics with respect to the chief executive officer, principal financial officer, or principal accounting officer, it will describe the amendment or waiver in a Form 8-K to be filed with the SEC under applicable regulations.

Board Leadership Structure

The Board believes that the Company and its stockholders have been and will continue to be well served by having the Company’s Chief Executive Officer serve as Chairman of the Board. Mr. Pruitt has led our strategic planning and our acquisition strategy as well as our operational integration and execution strategy. The Board believes that the current leadership of the Board, when combined with the other elements of our corporate governance structure, strikes an appropriate balance between strong and consistent leadership and independent oversight of the Company’s business and affairs.

The Board is composed of a majority of independent directors. Our Audit Committee and Compensation Committee are each composed solely of independent directors. The Company’s independent directors bring experience, oversight and expertise from outside the Company, while the Chief Executive Officer brings industry, competitive and company-specific experience and expertise. The Board believes the combined role of Chairman and Chief Executive Officer promotes unified leadership and direction for the Company, which allows for a single, clear focus for management to execute the Company’s strategy and business plans. Notwithstanding the above, the Board recognizes that, in the future, circumstances may necessitate that the roles of Chairman and Chief Executive Officer be separated, and, therefore, the Board retains the authority to separate the roles if it were to determine that such a division might be appropriate in the future.

One of the key responsibilities of the Board is to assist management in developing strategic direction and then holding management accountable for the execution of strategy once it is developed. The Board believes, at this time, the combined role of Chairman and Chief Executive Officer, together with the independent directors, is in the best interest of stockholders because it provides the appropriate balance between strategy development and independent oversight of management.

While the Board has not formally appointed a lead independent director, the Board believes that the current composition of the Board and the functioning of the independent directors effectively maintain independent oversight of the Company’s management. Four out of five of the Company’s directors are independent, and the chair and members of each of the Company’s Audit Committee and Compensation Committee are independent directors. As a result, independent directors oversee all significant matters affecting the Company, including the Company’s financial statements, executive compensation matters, the nomination and assessment of directors, and the risk management practices. Independent directors meet in regular executive sessions not attended by the non-independent director and management in conjunction with each regular Board meeting and as they otherwise deem appropriate. At each executive session, the respective chair of the Board Committee relating to the specific matter discussed by the independent directors, leads the discussion.

Following each executive session, the independent directors report the results of the discussions to the full Board, as appropriate. These discussions are led by the appropriate Committee chair. Additional executive sessions may be convened at any time at the request of an independent director, and, in such event, the independent director chairperson of the most closely associated Committee to the discussed topic leads the discussion and the report to the full Board. During executive sessions directors also discuss and propose matters to be included in the agenda for future Board meetings.

Risk Oversight

It is management’s responsibility to manage risk and bring to the Board’s attention the most material risks that we face. The Board has oversight responsibility of the processes established to report and monitor systems for material risks that apply to us and oversees the appropriate allocation of responsibility for risk oversight among the committees of the Board. The Audit Committee periodically reviews enterprise-wide risk management, which focuses primarily on financial and accounting, legal and compliance, and other risk management functions. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The full Board considers strategic risks and opportunities and regularly receives reports from the committees regarding risk oversight in their areas of responsibility.

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Meeting Attendance

All directors attended at least 75% of the Board and assigned committee meetings during the fiscal year ended December 31, 2015. During fiscal 2015, the Board held 11 meetings, and the Audit Committee held four meetings. The Compensation Committee met during board meetings. It is our policy to encourage all of our directors to attend our annual meeting of stockholders. One of our directors attended the 2015 annual meeting of stockholders.

Communications with Directors

Any stockholder desiring to contact the Board, or any specific director(s), may send written communications to Board (Attention: (Name(s) of director(s), as applicable)), c/o Secretary, Chanticleer Holdings, Inc., 7621 Little Avenue, Suite 414, Charlotte, NC 28226. Any communication so received will be processed by the Secretary and conveyed to the member(s) of the Board named in the communication or to the Board.

Procedures for Reporting Complaints about Accounting and Auditing Matters

If an employee or other interested third party believes that the Company or any of its directors, officers, employees, or agents has engaged in fraudulent or otherwise illegal or inappropriate acts relating to the Company’s accounting, internal accounting controls, or auditing matters, that person should report the potential violation to the Chair of the Audit Committee of the Company by referring all complaints to AuditChair@chanticleerholdings.com in accordance with the guidelines in the Whistleblower Policy, which is available on our website at www.chanticleerholdings.com under the “Investors - Corporate Governance” tabs. After reviewing the complaint, the Chair of the Audit Committee will use his reasonable judgment to determine whether enough evidence exists to begin a formal investigation. The Chair of the Audit Committee shall communicate his decision to the person who made the complaint (unless it was made anonymously), the full Audit Committee and Board of Directors, and members of management when appropriate. If the Chair of the Audit Committee determines that a formal investigation should be made, the full Audit Committee shall review all of the facts and evidence then existing and make a determination as to whether a formal investigation should proceed. If the full Audit Committee decides that a formal investigation is appropriate, then the Chair of the Audit Committee shall oversee and conduct the formal investigation. The Chair of the Audit Committee shall regularly report his progress to the full Audit Committee and shall make a final report to the Audit Committee and the Board of Directors when the investigation is completed. The Chair of the Audit Committee may retain outside counsel or other advisors if he deems it necessary to carry out the investigation. After the formal investigation, the Audit Committee shall determine what corrective action, if any, is appropriate. The Audit Committee shall, when appropriate, inform Company management of a violation so that management may take the appropriate or required corrective action, including reporting the violation to the appropriate governmental authorities.

Executive Officers

The following section sets forth the names, ages, and current positions with the Company held by the executive officers and significant employees as of December 31, 2015, together with the year such positions were assumed. There is no immediate family relationship between or among any of the executive officers or significant employees, and the Company is not aware of any arrangement or understanding between any executive officer and any other person pursuant to which he was elected to his current position.

Michael D. Pruitt	Age: 55	Chairman, President and Chief Executive Officer

Information regarding Mr. Pruitt is set forth in the director profiles above.

Eric S. Lederer	Age: 49	Chief Financial Officer

Eric Lederer joined Chanticleer Holdings in February 2011 as Controller and was appointed CFO in June 2012. He previously served as Controller of PokerTek, Inc., a NASDAQ-listed gaming technology company. Mr. Lederer was the Controller of OneTravel Holdings, Inc., an AMEX-listed holding company primarily involved in the travel industry. Prior to OneTravel, Mr. Lederer worked as the Controller in privately-held companies in the entertainment industry and at a New York City CPA firm. Mr. Lederer received his Bachelor of Science degree in Accounting from Lehigh University.

Mark Roberson	Age: 51	Chief Operations Officer

Mark Roberson joined Chanticleer Holdings in May 2015. He previously served as the Chief Executive Officer and Chief Financial Officer of PokerTek, Inc., a NASDAQ-listed gaming technology company. He has more than 20 years of financial and operational management experience, including Curtiss-Wright, Inc. a NYSE-listed aerospace and defense contractor, Krispy Kreme Doughnut Corporation, a NYSE-listed fast-casual restaurant franchisor and operator, and LifeStyle Furnishings International, a $2 billion private equity backed furniture manufacturer. Mr. Roberson is a Certified Public Accountant who started his career with Ernst & Young and PricewaterhouseCoopers where he managed the firm’s regional healthcare practice. He earned an MBA from Wake Forest University, a BS in Accounting from UNC-Greensboro and a BS in Economics from Southern Methodist University. He currently chairs the Audit Committee for Auxillio, Inc. (OTC:AUXO), which offers a fully comprehensive managed print services program to hospitals and health systems.

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Rich Adams	Age: 54	President, American Roadside Burgers, Inc.

Rich Adams has more than 35 years of restaurant experience starting at the age of 16 scrubbing sidewalks for Carl’s Jr Restaurants. There, he worked his way through the ranks where he ultimately served as Regional Vice President. After 21 years with CKE, Rich moved to Louisiana where he became the Area Vice President for a Burger King Franchisee and led 100 restaurants. Mr. Adams joined Bojangles’ Restaurants in Charlotte, North Carolina and served for 10 years in different capacities, including Director of Training, and Vice President of Franchise Operations. In his five years as Bojangles’ Regional Vice President of Company Operations he led the company’s core market in Charlotte. Mr. Adams joined the Company’s subsidiary, American Roadside Burgers, Inc., in November of 2013 as the President and Chief Operating Officer, and he continues to serve in these roles.

Executive Compensation

Overview

The Compensation Committee sets the compensation of our executive officers. Our objectives with respect to compensation of our executive officers are to: (1) link executive compensation to our business strategy execution and performance; (2) offer compensation designed to attract, retain, and reward key executive officers; and (3) offer salary, cash bonus, and incentive compensation pay opportunities that are competitive in the marketplace, recognize achievement of our business strategy objectives, and align the long-term interests of executive officers with those of our stockholders. The primary objectives that we consider are market penetration of product, revenue growth, and analysis of our financial performance as compared to our internal plans and projected forecasts.

The material elements of our compensation program for our Named Executive Officers are annual cash compensation and long-term incentive compensation. Our Named Executive Officers are eligible to participate in our health and welfare benefit plans generally available to our other employees.

Annual Cash Compensation

The annual base salaries of our executive officers and adjustments to executive officers’ base salaries are generally based upon a subjective evaluation of the individual executive officer’s performance by the Compensation Committee. The Compensation Committee’s evaluation is based upon non-quantitative factors such as the current responsibilities of each executive officer, the compensation of similarly situated executive officers at comparable companies, the performance of each executive officer during the prior calendar year, our performance during the prior calendar year, and the recommendations submitted to the Compensation Committee. Please see the “Salary” column in the 2015 Summary Compensation Table below for the base salary amounts received by each Named Executive Officer in 2015.

At its discretion, the Compensation Committee may also recommend that cash bonuses be paid to our executive officers. The Compensation Committee did not recommend cash bonuses for any of the Named Executive Officers in 2015.

Long-Term Equity Compensation

The Chanticleer Holdings, Inc. 2014 Stock Incentive Plan (the “2014 Plan”), which was approved by our stockholders on January 31, 2014 and became effective on February 2, 2014, was established to encourage and enable selected employees, directors, and independent contractors of the Company and its affiliates to acquire or increase their holdings of our common stock and other equity-based interests in the Company in order to promote a closer identification of their interests with those of the Company and our stockholders and to provide flexibility to the Company in its ability to motivate, attract, and retain the services of participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends. The 2014 Plan’s purpose will be carried out by the granting of awards to selected participants. The types of awards authorized under the 2014 Plan include: options in the form of incentive options and/or nonqualified options; SARs in the form of freestanding Stock Appreciation Rights (“SARs”) and/or related SARs; restricted awards in the form of restricted stock awards and restricted stock units; performance awards in the form of performance shares and performance units; phantom stock awards; other stock-based awards; and dividend equivalent awards. The Compensation Committee did not grant awards under the 2014 Plan during the 2014 fiscal year.

Compliance With Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the corporate tax deduction to $1 million for compensation paid to certain executives of public companies. However, performance-based compensation that has been approved by stockholders is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and the Board committee that establishes the goals consists only of “outside directors”. Additionally, stock options will qualify for the performance-based exception where, among other requirements, the exercise price of the stock option is not less than the fair market value of the stock on the date of grant, and the plan includes a per-executive limitation on the number of shares for which stock options may be granted during a specified period. All members of the Compensation Committee qualify as outside directors within the meaning and as defined by Section 162(m) and the regulations thereunder. Historically, the combined salary and bonus of each of our executive officers has been below this $1 million limit. The Compensation Committee’s present intention is to grant future compensation that does not exceed the limitations of Code Section 162(m).

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Summary Compensation Table

The following table shows the compensation of the Company’s Chief Executive Officer and the next most highly paid executive officer whose compensation exceeded $100,000 (together, the “Named Executive Officers”) for the years ended December 31, 2015 and 2014.

Name and Principal Position	Year	Salary	Bonus			Stock Awards	Total
Michael D. Pruitt (1)	2015	$263,300		$10,000		$-	$273,300
President and Chief Executive Officer	2014	$242,000		$-		$-	$242,000

Rich Adams (2)	2015	$200,000	$			$-	$200,000
President and Chief Operating Officer of ARB	2014	$200,000		$ 50,000	(1)	$-	$250,000

(1)	Mr. Pruitt sits on the Hooters of America, LLC board of directors. The Company receives annual payments of $100,000 from Hooters of America, LLC while Mr. Pruitt serves on its board.

(2)	Mr. Adams joined the Company on October 28, 2013. His 2014 bonus was paid as 14,451 shares of our common stock, issued December 31, 2014, and $25,000 in cash, paid in 12 equal payments of $2,083 each between January 1, 2015 and July 12, 2015. This reflects the dollar amount of awards recognized for financial reporting purposes for the year ended December 31, 2014 in accordance with FASB ASC Topic 718, Accounting for Stock Compensation.

Narrative to Summary Compensation Table

Employment Agreement

During 2015, Mr. Adams was employed pursuant to an employment agreement with American Roadside Burgers, Inc., a wholly owned subsidiary of Chanticleer Holdings, Inc. His employment agreement was effective October 28, 2013 for an initial two-year term. The employment agreement automatically renewed October 28, 2015 for a one-year term.

Pursuant to this agreement, Mr. Adams is entitled to receive a base salary of $200,000 during the first year of the term; this salary will be evaluated annually. Mr. Adams is also entitled to a sign-on bonus of $50,000 paid in 2013 and a bonus of $50,000 earned during fiscal 2014 but paid in 2015.

In the event we terminate Mr. Adams’ employment involuntarily or if he voluntarily terminates his employment as a result of, and within 12 months of, a Change of Control of the Company (as defined in the employment agreement) he is entitled to severance in the form of continuation of his base salary for twelve months. In addition, he is entitled to a lump sum payment equivalent to the total amount of health care premiums paid by the Company on his behalf over the twelve months’ preceding the termination for use in paying for continuing healthcare benefits afforded through COBRA. If he is terminated for cause or if he voluntarily terminates his employment with us for any reason other than as related to a Change in Control of the Company, he would not receive severance pay or any such other compensation.

In addition, Mr. Adams is also subject to customary restrictive non-competition and non-solicitation covenants.

Policies and Procedures for Review and Approval of Related Person Transactions

The Audit Committee reviews statements of related parties required to be disclosed in the Proxy Statement. In evaluating related person transactions, the Audit Committee considers all factors it deems appropriate, including, without limitation, whether the related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related person’s interest in the transaction, and whether products or services of a similar nature, quantity, or quality are readily available from alternative sources.

Our Audit Committee is responsible for reviewing and approving all related party transactions for potential conflict of interest situations. A related party transaction refers to transactions required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC.

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Related Person Transactions

Due to related parties

The Company has received non-interest bearing loans and advances from related parties. The amounts owed by the Company as of December 31, 2015 and 2014 are as follows:

	December 31, 2015	December 31, 2014

Hoot SA I, LLC	$12,963	$12,196
Hooters Australia- Current Partner	390,779	-
Hooters Australia - Former Partner	-	1,087,451
Chanticleer Investors, LLC	-	199,436
	$403,742	$1,299,083

Director Compensation

The following table reflects compensation earned for services performed in 2015 by our non-employee directors. A director who is a Company employee, such as Mr. Pruitt, does not receive any compensation for service as a director. The compensation received by Mr. Pruitt as an employee of the Company is shown above in the Summary Compensation Table.

Director Compensation Table

Name	Director Fees Earned or Paid in Cash (1)	Stock Awards	Option Awards	Total

Michael Carroll	$1,500	$-	$-	$1,500

Russell J. Page	$1,500	$-	$-	$1,500

Paul I. Moskowitz	$1,500	$-	$-	$1,500

Keith Johnson	$1,500	$-	$-	$1,500

(1)	Directors’ fees earned in 2015 were paid in 2016.

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Equity Compensation Plan Information

The following table provides information with respect to securities authorized for issuance under all of our equity compensation plans as of July 27, 2016.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities reflected in column(a))
	(a)	(b)	(c)

Equity compensation plan approved by security holders	175,340	-	3,824,660

Equity compensation plan not approved by security holders	-	-	-

Proposal 2: Approval of the Compensation of Our Named Executive Officers

As required by Section 14A of the Exchange Act, we are asking our stockholders to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers as disclosed in accordance with the SEC’s rules in the “Executive Compensation” section of this Proxy Statement. Taking into consideration the voting results from our 2013 Annual Meeting of Stockholders concerning the frequency of the stockholder advisory vote to approve the compensation of our Named Executive Officers, we determined that we will hold an annual advisory vote to approve the compensation of our Named Executive Officers until the next advisory vote on the frequency of such future advisory votes, which will occur no later than our 2019 Annual Meeting of Stockholders. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific Named Executive Officer but rather the overall compensation of all of our Named Executive Officers and the philosophy, policies, and practices described in this Proxy Statement. The say-on-pay vote is advisory and, therefore, not binding on the Company, the Compensation Committee, or our Board of Directors. The say-on-pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies, and practices that the Compensation Committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. Our Board and our Compensation Committee value the opinion of our stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Our objectives with respect to compensation of our executive officers are to: (1) link executive compensation to our business strategy execution and performance; (2) offer compensation designed to attract, retain, and reward key executive officers; and (3) offer salary, cash bonus, and incentive compensation pay opportunities that are competitive in the marketplace, recognize achievement of our business strategy objectives, and align the long-term interests of executive officers with those of our stockholders. We believe that the information provided within the Executive Compensation section of this Proxy Statement demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation.

Additionally, the 2014 Plan, pursuant to which the Named Executive Officers may be granted equity awards, includes a number of features that the Board believes reflect responsible compensation and governance practices and promote the interests of stockholders, including the following best practices:

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●	Prudent Change of Control Provisions. The 2014 Plan includes prudent “change of control” triggers such as requiring a change in beneficial ownership of 51% or more of our voting stock or consummation (rather than stockholder approval) of a significant merger or other transaction in order for a “change of control” to be deemed to have occurred. In addition, the 2014 Plan generally provides that awards will vest upon a change of control (i) only if awards are not assumed, substituted or continued and (ii) even if such awards are assumed, substituted or continued, a participant’s employment is terminated without cause or for good reason within specified time periods related to the change of control.

●	No Stock Option or Stock Appreciation Right (“SAR”) Repricings Without Stockholder Approval. The 2014 Plan prohibits the repricing of stock options or SARs without the approval of stockholders. This 2014 Plan provision applies to (i) direct repricings (lowering the exercise price of an option or the base price of an SAR), (ii) indirect repricings (exchanging an outstanding option or SAR that is underwater in exchange for cash, for options or SARs with an option price or base price less than that applicable to the original option or SAR, or for another equity award), and (iii) any other action that would be treated as a repricing under applicable stock exchange rules (subject to anti-dilution adjustments).

●	Forfeiture and Recoupment. The 2014 Plan authorizes the Compensation Committee or the Board to require forfeiture and/or recoupment of plan benefits if a participant engages in certain types of detrimental conduct and to require that a participant be subject to any compensation recovery policy or similar policies that may apply to the participant or be imposed under applicable laws.

●	Efficient Use of Equity. We are committed to the efficient use of equity awards and are mindful of ensuring that our equity compensation program does not overly dilute our existing stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
VOTE “FOR” APPROVAL OF THE COMPENSATION OF OUR NAMED
EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

Security Ownership of Certain Beneficial Owners and Management

To our knowledge, the following table sets forth information with respect to beneficial ownership of outstanding common stock as of July 27, 2016 by:

●	each person known by the Company to beneficially own more than 5% of the outstanding shares of the common stock;

●	each of our named executive officers;

●	each of our directors; and

●	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities as well as securities which the individual or group has the right to acquire within 60 days of the determination date. Unless otherwise indicated, the address for those listed below is c/o Chanticleer Holdings, Inc., 7621 Little Avenue, Suite 414, Charlotte, NC 28226. Except as indicated by footnote and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The number of shares of the common stock outstanding used in calculating the percentage for each listed person includes the shares of common stock underlying options or other convertible securities held by such persons that are exercisable within 60 days of July 27, 2016, but it excludes shares of common stock underlying options or other convertible securities held by any other person. The number of shares of common stock issued and outstanding as of July 27, 2016, was 21,957,147. Except as noted otherwise, the amounts reflected below are based upon information provided to the Company and filings with the SEC.

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Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class

Michael D. Pruitt (1)	595,181	2.71%
Rich Adams (2)	66,451	*
Michael Carroll (3)	27,500	*
Paul I. Moskowitz (3)	24,300	*
Keith Johnson (3)	21,333	*
Mark D. Roberson	14,663	*
Russel (“Rusty”) Page (3)	9,667	*
Eric S. Lederer	375	*

Officers and directors as Group (8 persons)	759,470	2.71%

(1)	Mr. Pruitt directly holds 172,251 shares of common stock, HOTR Warrants exercisable for 1,500 shares of common stock, Class A Warrants exercisable for 168,000 shares of common stock, and 168,000 Class B Warrants exercisable for shares of common stock. Mr. Pruitt’s IRA holds 2,500 shares of common stock. Additionally, Avenel Financial Group, Inc., a corporation controlled by Mr. Pruitt, holds 35,050 shares of common stock, Class A Warrants exercisable for 23,940 shares of common stock, and 23,940 Class B Warrants exercisable for shares of common stock.

(2)	Mr. Adams directly holds 22,451 shares of common stock and HOTR Warrants exercisable for 44,000 shares of common stock.

(3)	Includes Class A and Class B warrants as follows:

	Shares Owned	Class A Warrants	Class B Warrants	Total
Michael Carroll	16,500	5,500	5,500	27,500
Paul I. Moskowitz	18,100	3,100	3,100	24,300
Keith Johnson	19,333	1,000	1,000	21,333
Rusty Page	7,667	1,000	1,000	9,667

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than 10 percent of our common stock to file initial reports of ownership and changes in ownership with the SEC. Additionally, SEC regulations require that we identify any individuals for whom one of the referenced reports was not filed on a timely basis during the most recent fiscal year or prior fiscal years. To the best of our knowledge, based solely on a review of copies of the reports filed with the SEC since January 1, 2015 and on representations by certain officers and directors, all persons subject to the reporting requirements of Section 16(a) filed the reports required to be filed on a timely basis.

Proposal 3: Ratification of the Appointment of

Independent Registered Public Accounting Firm

The Audit Committee has appointed Cherry Bekaert LLPto audit our consolidated financial statements for fiscal 2016. A representative from Cherry Bekaert LLP is expected to be present at the annual meeting and will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

Although stockholder ratification of the appointment is not required by law, we desire to solicit such ratification as a matter of good corporate governance. If the appointment of Cherry Bekaert LLP is not approved by a majority of the shares cast at the annual meeting, the Audit Committee will consider the appointment of another independent registered public accounting firm for fiscal 2016.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF CHERRY BEKAERT LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.

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Independent Registered Public Accounting Firm Fee Information

For the fiscal year ended December 31, 2015, Cherry Bakaert billed the Company for services rendered as the Company’s independent registered principal accounting firm.

2015
Audit Fees (1)	$284,114
Audit-Related Fees (2)	-
Tax Fees (3)	-
All Other Fees (4)	-
Total	$284,114

(1)	Audit Fees. This category includes fees for professional services provided in conjunction with the audit of our financial statements and with the audit of management’s assessment of internal control over financial reporting and the effectiveness of internal control over financial reporting, review of our quarterly financial statements, assistance and review of documents filed with the SEC, consents and attestation services provided in connection with statutory and other regulatory filings and engagements.

(2)	Audit Related Fees. There were no audit related fees.

(3)	Tax Fees. There were no fees for tax services.

(4)	All Other Fees. This category includes other fees for services not included above.

Audit Committee Pre-Approval Policy

The Audit Committee has adopted a policy that requires the Audit Committee to pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm (and any non-audit service provided by any other accounting firm) prior to the performance of each such service.

Householding

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single Proxy Statement or Notice of Internet Availability of Proxy Materials addressed to those stockholders. This practice, known as “householding”, is designed to reduce the volume of duplicate information and reduce printing and postage costs.

If you and others who share your mailing address own our common stock in street name, meaning through bank or brokerage accounts, you may have received a notice that your household will receive only one Annual Report and Proxy Statement or Notice of Internet Availability of Proxy Materials from each company whose stock is held in such accounts. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it and a single copy of our Proxy Statement and Annual Report or Notice of Internet Availability of Proxy Materials has been sent to your address.

We will promptly deliver separate copies of our Proxy Statement and Annual Report or Notice of Internet Availability of Proxy Materials at the request of any stockholder who is in a household that participates in the householding of our proxy materials. You may send your request by mail to Secretary, Chanticleer Holdings, Inc., 7621 Little Avenue, Suite 414, Charlotte, NC 28226 or by telephone at (704) 366-5122.

Proposals for 2017 Annual Meeting

Any stockholder desiring to present a proposal for inclusion in the Proxy Statement to be acted upon at our 2017 annual meeting of stockholders in accordance with Exchange Act Rule 14a-8 must ensure that the proposal is received by us at our principal executive office no later than April 3, 2017, which is 120 calendar days before August 1, 2017, the anniversary date of this Proxy Statement’s release to stockholders in connection with the 2016 Annual Meeting.

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In addition to any other applicable requirements, for business to be properly brought before the 2017 annual meeting of stockholders by a stockholder, even if the proposal or proposed director candidate is not to be included in our proxy statement, notice must be received at our principal executive office no later than June 17, 2017 in order to be considered timely.

Other Matters Which May be Presented for Action at the Meeting

The Board does not intend to present for action at this annual meeting any matter other than those specifically set forth in the Notice of Annual Meeting. If any other matter is properly presented for action at the annual meeting, it is the intention of persons named in the proxy to vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the proxy.

By Order of the Board of Directors,

/s/ Michael D. Pruitt
Michael D. Pruitt
Chairman, President and Chief Executive Officer
August 1, 2016

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CHANTICLEER HOLDINGS, INC.		CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders
	DATE:	September 15, 2016
	TIME:	9:00 a.m. EDT
	LOCATION:	7621 Little Avenue, Suite 414, Charlotte, North Carolina 28226

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/HOTR and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/HOTR

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before September 1, 2016.

you may enter your voting instructions at https://www.iproxydirect.com/HOTR until 11:59 pm eastern time September 14, 2016.

The purposes of this meeting are as follows:

1.        To elect Michael D. Pruitt, Michael Carroll, Keith Johnson, Paul I. Moskowitz and Russell “Rusty” Page to serve a one-year term until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification.

2.        To approve, on an advisory basis, the compensation of our Named Executive Officers (as defined in the proxy statement).

3.        To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

4.        To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual Meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

The board of directors has fixed the close of business on July 27, 2016 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, par value $.0001 per share, they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote ‘for’ all proposals above.

Please note - This is not a Proxy Card - you cannot vote by returning this card

Chanticleer Holdings, Inc. SHAREHOLDER SERVICES 500 Perimeter Park Drive Suite D Morrisville NC 27560	FIRST-CLASS MAIL US POSTAGE PAID CARY NC PERMIT # 869

Time Sensitive shareholder information enclosed

IMPORTANT SHAREHOLDER INFORMATION

your vote is important

CHANTICLEER HOLDINGS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS annual meeting OF STOCKHOLDERS – SEPTEMBER 15, 2016 at 9 AM EDT

CONTROL ID:
REQUEST ID:

The undersigned hereby appoints Michael D. Pruitt, the true and lawful attorney and proxy of the undersigned, with full power of substitution, to vote all of the shares of common stock of Chanticleer Holdings, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s principal executive offices, 7621 Little Avenue, Suite 414, Charlotte, North Carolina 28226, on September 15, 2016 at 9:00 AM EDT, or any adjournment thereof.

The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Proxy Statement, dated August 1, 2016.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/HOTR
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF CHANTICLEER HOLDINGS, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		à	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	Election of Directors:		☐	☐
	Michael D. Pruitt				☐
	Michael Carroll				☐	Control ID:
	Keith Johnson				☐	REQUEST ID:
	Paul I. Moskowitz				☐
	Russell “Rusty” Page				☐

Proposal 2		à	FOR	AGAINST	ABSTAIN
	The approval, on an advisory basis, the compensation of our Named Executive Officers (as defined in the proxy statement).		☐	☐	☐

Proposal 3		à	FOR	AGAINST	ABSTAIN
	The ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.		☐	☐	☐

Proposal 4		à	FOR	AGAINST	ABSTAIN
	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.		☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY INSTRUCTIONS HEREIN GIVEN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

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IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2016

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)